Earnings/ (Loss) per share - Basic and Diluted (Tables)	6 Months Ended
Jun. 30, 2014
Earnings per share, Basic [Abstract]:
Schedule Of Earnings per share, Basic and Diluted [Table TextBlock]

	2013	2014
	Basic EPS	Basic EPS
Net income	$55,291	$47,213
Less: paid and accrued earnings allocated to Preferred Stock	-	(5,719)
Net income available to common stockholders	55,291	41,494
Weighted average number of common shares, basic	74,800,000	74,800,000
Earnings per common share	$0.74	$0.55